Morgan Stanley Growth Fund
                     Item 77(o) 10f-3 Transactions
                   October 1, 2001 - March 31, 2002


Security   Date of  Price    Shares   % of    Total         Purcha   Broker
           Purchas  Of       Purcha   Assets  Issued        sed
           e        Shares   sed                            By
                                                            Fund
Anthem     10/29/0    $36.00  78,200  0.320%   $1,728,000,0 0.273%
Inc.          1                                          00
Aramark    12/10/0    $23.00   9,300  0.020%   $690,000,000 0.031%   JP
Corp./RMK     1                                                      Morgan
Prudential 12/12/0    $27.50  58,300  0.180%   $3,025,000,0 0.053%   Goldma
Financial     1                                          00          n
Inc.                                                                 Sachs
Raytheon   11/25/0    $33.25  160,90  0.600%   $964,250,000 0.555%   Lehman
              1                    0                                 Brothe
                                                                     rs,
                                                                     Credit
                                                                     Suisse
                                                                     First
                                                                     Boston
Carolina   01/31/0    $28.00  97,300  0.270%   $875,700,000 0.311%   Goldma
Group/CG      2                                                      n
                                                                     Sachs,
                                                                     Lehman
                                                                     Bros.,
                                                                     FBCO,
                                                                     SBSH
Petco      02/21/0    $19.00  64,200  0.140%   $275,000,000 0.044%   Lehman
Animal        2                                                      Brothe
Supplies                                                             rs
Inc.